Subsequent Events	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Subsequent Events [Abstract]
Subsequent Events

16.      Subsequent Events

Private Placement

On April 30, 2012 we completed a private placement of 10% Convertible Preferred Stock to several institutional investors for gross proceeds of approximately $8.2 million. The preferred stock is convertible into Common Stock at an initial conversion price of $0.40 per share and the investors also received five-year warrants to purchase a number of shares of Common Stock equal to the number of shares into which the preferred stock is convertible, exercisable at $0.50 per share. Both the preferred stock and the warrants are subject to adjustment for certain dilutive issuances and upon other customary terms, and they may be converted or exercised, at any time. The Convertible Preferred Stock has a 10% annual dividend, payable quarterly in cash or in shares of Common Stock. The terms of the preferred stock include certain liquidation preferences and other rights described in the Current Report on Form 8-K that we filed on May 3, 2012.  The investors have the right, exercisable at any time before March 31, 2013, to invest up to $2.7 million to buy additional shares of preferred stock and warrants under the same terms.  We are required to file a registration statement with the Securities and Exchange Commission on or before May 30, 2012, to register for resale the shares of Common Stock issuable upon the conversion of the preferred stock and the exercise of the warrants. We used approximately $475,000 of the net proceeds of approximately $7.5 million after fees and expenses from the financing to retire short term debt and intend to use the balance to advance our dual-fuel technologies business.

The holders of the preferred stock also have the right to elect three members of our Board of Directors.  In conjunction with the closing, Dr. Allen Kahn and Mr. Thomas Galvin resigned from the Board of Directors and the holders of the preferred stock appointed Mr. Neil Braverman, Dr. Avi Faliks and Mr. Jamie Weston to the Board of Directors.

Amendments to Certain Related Party Promissory Notes

On April 27, 2012, we entered into amendments to the promissory notes with each of Charles Coppa, Lyle Jensen and Dr. Allen Kahn.  Each amendment reduced the interest rate of the promissory notes to 8% per annum and extended the maturity date of each promissory note to April 30, 2014.

Amendment to Patent License and Note

On April 27, 2012, we entered into Amendment No. 3 to the Exclusive Patent License Agreement dated June 17, 2009 with M&R and GreenMan (Licensor).  The amendment amends the royalty provisions in the license to modify the calculation of the royalty payments and to amend the timing of the royalty payments.  Under the provisions of this amendment, effective April 1, 2012 the monthly royalty amount due shall be the lesser of 10% of net sales or 30% of pre-royalty EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization). No royalties will be due if cumulative EBITDA is less than zero. In addition, the parties amended the Amended and Restated Promissory note dated December 1, 2009 to extend the maturity of the note until February 15, 2015 and defer all interest and principal payments due under the note during calendar 2012. Thereafter, the aggregate principal amount due under the note will be paid in eight equal quarterly payments plus interest.  M&R also agreed to waive any prior defaults under the license.

Extension of Iowa State Credit Facility

On April 30, 2012, Iowa State Bank agreed to extend the maturity of American Power Group’s working capital line of credit to April 25, 2013 and increased the borrowing limits under the facility to $2.25 million.  The other terms and conditions of the credit facility remain unchanged.

Convertible Debenture Conversion

As a condition to the closing of the private placement on April 30, 2012, the investors required that outstanding convertible promissory notes be converted into shares of Common Stock effective as of and immediately prior to the closing.  At or prior to the closing, holders of convertible promissory notes in the aggregate principal amount of $2,985,000 converted such principal, together with interest accrued thereon, into approximately 6,546,000 shares of Common Stock.

14.      Subsequent Events

Convertible Debenture Offering

In November 2011, we commenced a private offering of 10% convertible notes payable in an effort to raise up to $1.5 million in gross proceeds. The convertible notes are payable 24 months after issuance. Each note is convertible at any time, at the option of the holder, into shares of Common Stock at a conversion price equal to 85% of the closing bid price of the Common Stock on the day the notes were issued.  Each note will be convertible at our option into shares of Common Stock at such conversion price if, at any time after the first anniversary of the issuance of the note and prior to the note’s maturity, the average closing price of the Common Stock, as reflected on the principal stock exchange or trading market for the Common Stock, equals or exceeds $1.60 per share (as such price may be equitably adjusted upon certain events such as stock dividends, distributions and splits) for 20 consecutive trading days. In addition, each investor received a warrant to purchase that number of shares of Common Stock which is equal to the number of shares of Common Stock into which the principal amount of the note subscribed for by the investor is convertible, multiplied by 0.3. Each warrant will be exercisable for a period of five years after the date the investor subscribed for his or her note, at a price equal to equal to 95% of the closing bid price of the Common Stock on the day the notes were issued. As of January 11, 2012, we had issued $507,000 of these convertible notes payable.